SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 July 28, 1999
                          IKON Office Solutions, Inc.
             (Exact name of registrant as specified in its charter)

             ------------------------------------------------------



          OHIO                  File No. 1-5964               23-0334400
      -------------             ---------------               ----------
     (State or other           (Commission File             (IRS Employer
     jurisdiction of                Number)                 Identification
     incorporation)                                            Number)


           P.O. Box 834, Valley Forge, Pennsylvania       19482
           ----------------------------------------       -----


       Registrant's telephone number, including area code: (610) 296-8000
                                                           --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.


         The Registrant's press release dated July 28, 1999, regarding its financial results for the period ended June 30, 1999, including unaudited consolidated statements of income for the three months ended June 30, 1999 and the nine months ended June 30, 1999 are attached.

         This Report includes or incorporates by reference information which may constitute forward-looking statements within the meaning of the federal securities laws. Although the Registrant believes the expectations contained in such forward-looking statements are reasonable, it can give no assurances that such expectations will prove correct. Such forward-looking information is based upon management's current plans or expectations and is subject to a number of risks and uncertainties that could significantly affect current plans, anticipated actions and the Registrant's future financial condition and results. These risks and uncertainties include, but are not limited to, risks and uncertainties relating to conducting operations in a competitive environment; delays, difficulties, management transitions and employment issues associated with consolidation of, and/or changes in business operations; managing the integration of existing and acquired companies; risks and uncertainties associated with existing or future vendor relationships; and general economic conditions. Certain additional risks and uncertainties are set forth in the Registrant's 1998 Annual Report on Form 10-K/A filed with the Securities and Exchange Commission. As a consequence of these and other risks and uncertainties, current plans, anticipated actions and future financial condition and results may differ materially from those expressed in any forward-looking statements made by or on behalf of the Registrant.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

c. The following exhibits are furnished in accordance with the provisions of
Item 601 of Regulation S-K:

          (99) Press Release dated July 28, 1999

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          IKON OFFICE SOLUTIONS, INC.




                                          By:  /s/MICHAEL J. DILLON
                                               --------------------------------
                                               Michael J. Dillon
                                               Vice President and Controller




Dated: July 28, 1999